John Hancock Funds II
Supplement dated March 25, 2011
to the current Prospectus dated December 31, 2010
Mutual Shares Fund
Effective March 25, 2011, the advisory fee for the fund is reduced to the following rate:
0.96% first $1 billion of Aggregate Net Assets*
0.94% on the excess over $1 billion of Aggregate Net Assets*

*	Aggregate Net Assets include the net assets of the fund and the Mutual Shares Trust, a series of John Hancock Trust.
Optimized Value Fund
Effective March 25, 2011, John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“John Hancock Asset Management”) became the subadviser to the Optimized Value Fund replacing John Hancock Asset Management a division of Manulife Asset Management (North America) Limited. The current portfolio management team, including portfolio managers Walter McCormick and Emory Sanders, will continue to manage these funds as officers of John Hancock Asset Management. There will be no changes in investment strategy or advisory fee rates as a result.
John Hancock Asset Management, a Delaware limited liability company located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was founded in 1979. It is a wholly —owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”) and an affiliate of the Adviser. JHFS is a subsidiary of MFC, based in Toronto, Canada. MFC is the holding company of the Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.
International Small Cap Fund
Effective March 28, 2011, Templeton Investment Counsel is the sub-subadviser to the International Small Cap Fund. The portfolio management team for the Fund as of March 28, 2011 is as follows:
•	Harlan B. Hodes, CPA. Senior Vice President, Lead Portfolio Manager and Research Analyst; joined Templeton in 2001. Mr. Hodes has managed the fund since 2011.

•	Martin Cobb, Executive Vice President, Portfolio Manager and Research Analyst; joined Templeton in 2003. Mr. Cobb has managed the fund since 2011.
Templeton is located at 500 East Broward Blvd., Suite 2100, Ft. Lauderdale, Florida 33394, and has been in the business of providing investment advisory services since 1954.
Global Timber Fund
On March 25, 2011, the Board of Trustees of the Global Timber Fund voted to terminate and liquidate the Fund as of March 31, 2011.